Exhibit 99.1

Astra to Hold Investor Day on April 14, 2021

ALAMEDA, Calif. March, 31, 2021--Astra Space Inc. (“Astra”), the fastest privately-funded company in history to demonstrate orbital launch capability, today announced that it will host a virtual Investor Day on Wednesday, April 14, 2021 at 8:00 a.m. PT (11:00 .m. ET).

Astra and Holicity Inc. (Nasdaq: HOL), a special purpose acquisition company, announced a proposed business combination on February 2, 2021. The transaction is expected to be completed in the second quarter of 2021.

Event: Astra 2021 Investor Day

When: Wednesday, April 14th, 2021

Webcast Link: https://astra.com/investors/

Replay: A webcast replay will be available on the Investor Relations section of Astra’s website following the event.

Astra’s Investor Day will consist of presentations from Astra’s leadership team, including:

●	Chris Kemp, Founder, Chairman & CEO
●	Dr. Adam London, Founder, CTO
●	Bryson Gentile, Vice President, Manufacturing
●	Benjamin Lyon, Chief Engineer
●	Martin Attiq, Chief Business Officer
●	Kelyn Brannon, Chief Financial Officer
●	Randy Russell, Holicity Co-Founder and Chief Investment Officer

To conclude the event, Astra will be hosting a question and answer session with its leadership team.

About Astra

Astra Space Inc. was founded in October 2016 with the mission of launching a new generation of space services to improve life on Earth. Visit https://astra.com for more information.

About Holicity

Holicity Inc. (Nasdaq: HOL) is a special purpose acquisition company (“SPAC”) sponsored by X-icity Holdings Corporation, which is a subsidiary of Pendrell Corporation, a permanent capital vehicle whose controlling shareholder is Mr. Craig O. McCaw. Completion of the proposed transaction is subject to approval of Holicity’s stockholders and other customary closing conditions, including a registration statement being declared effective by the Securities and Exchange Commission (“SEC”).

Additional information about the proposed transaction, including a copy of the Business Combination Agreement and the investor presentation, has been filed with the SEC on a Current Report on Form 8-K and is available at www.sec.gov and on Astra’s website at astra.com/investors. Holicity will file a registration statement (which will contain a proxy statement/prospectus) with the SEC in connection with the proposed transaction.

Important Information about the Business Combination and Where to Find It

In connection with the Proposed Transaction contemplated by the Business Combination Agreement (the “Proposed Transaction”), Holicity will file a registration statement on Form S-4 (the “Registration Statement”) with the SEC that will include a proxy statement/prospectus, and will file other documents with the SEC regarding the Proposed Transaction. A definitive proxy statement/prospectus and other relevant documents will be sent to the stockholders of Holicity seeking stockholder approval of the Proposed Transaction and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. HOLICITY’S STOCKHOLDERS AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS WHICH FORMS A PART OF THE REGISTRATION STATEMENT, AS WELL AS ANY AMENDMENTS THERETO, AND THE EFFECTIVE REGISTRATION STATEMENT AND DEFINITIVE PROXY STATEMENT/PROSPECTUS IN CONNECTION WITH HOLICITY’S SOLICITATION OF PROXIES FOR HOLICITY’S SPECIAL MEETING OF STOCKHOLDERS TO APPROVE THE TRANSACTIONS CONTEMPLATED BY THE BUSINESS COMBINATION AGREEMENT (THE “SPECIAL MEETING”), BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. When available, the definitive proxy statement/prospectus will be mailed to Holicity’s stockholders as of a record date to be established for voting on the Proposed Transaction and the other matters to be voted upon at the Special Meeting. Holicity’s stockholders will also be able to obtain copies of the proxy statement/prospectus, and all other relevant documents filed or that will be filed with the SEC in connection with the Proposed Transaction, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: Holicity Inc., 2300 Carillon Point, Kirkland, WA 98033; Telephone: (435) 278-7100.

Participants in the Solicitation

Holicity, Astra and certain of their respective directors, executive officers and other members of management and employees may be deemed participants in the solicitation of proxies of Holicity’s stockholders in connection with the Proposed Transaction. HOLICITY’S STOCKHOLDERS AND OTHER INTERESTED PERSONS MAY OBTAIN, WITHOUT CHARGE, MORE DETAILED INFORMATION REGARDING THE DIRECTORS AND OFFICERS OF HOLICITY IN ITS PROSPECTUS DATED AUGUST 4, 2020, WHICH WAS FILED WITH THE SEC ON AUGUST 6, 2020. INFORMATION REGARDING THE PERSONS WHO MAY, UNDER SEC RULES, BE DEEMED PARTICIPANTS IN THE SOLICITATION OF PROXIES TO HOLICITY’S STOCKHOLDERS IN CONNECTION WITH THE PROPOSED TRANSACTION AND OTHER MATTERS TO BE VOTED AT THE SPECIAL MEETING WILL BE SET FORTH IN THE REGISTRATION STATEMENT FOR THE PROPOSED TRANSACTION WHEN AVAILABLE. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Proposed Transaction will be contained in the Registration Statement.

Forward Looking Statements

This press release includes “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements about Holicity’s or Astra’s expectations with respect to future performance and anticipated financial impacts of the proposed business combination, the satisfaction of the closing conditions to the proposed business combination and the timing of the completion of the proposed business combination. These forward-looking statements are based on Holicity’s or Astra’s management’s current expectations, estimates, projections and beliefs, as well as a number of assumptions concerning future events. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements.

These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Holicity’s or Astra’s management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include, but are not limited to: changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the stockholders of Holicity or Astra is not obtained; failure to realize the anticipated benefits of the proposed business combination; risks relating to the uncertainty of the projected financial information with respect to Astra; risks related to the ability of customers to cancel contracts for convenience; risks related to the rollout of Astra’s business and the timing of expected business milestones; the effects of competition on Astra’s future business; level of product service or product or launch failures that could lead customers to use competitors’ services; developments and changes in laws and regulations, including increased regulation of the space transportation industry; the impact of significant investigative, regulatory or legal proceedings; the amount of redemption requests made by Holicity’s public stockholders; the ability of Holicity or the combined company to issue equity or equity-linked securities in connection with the proposed business combination or in the future; and other risks and uncertainties indicated from time to time in the definitive proxy statement/prospectus relating to the proposed business combination, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by Holicity.

You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Forward-looking statements included in this press release speak only as of the date of this press release. Except as required by law, neither Holicity nor Astra undertakes any obligation to update or revise its forward-looking statements to reflect events or circumstances after the date of this release. Additional risks and uncertainties are identified and discussed in Holicity’s reports filed with the SEC and available at the SEC’s website at http://www.sec.gov.

No Offer or Solicitation

This press release is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Proposed Transaction or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

CONTACTS

Investors

Carolyn Bass and Dane Lewis

investors@astra.com

Media

kati@astra.com

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